Exhibit 4.34K
EXECUTION
Amended and restated CONFIRMATION AND RATIFICATION OF ANCILLARY LOAN DOCUMENTS

This Amended and Restated Confirmation and Ratification of Ancillary Loan Documents (this “Agreement”) is made as of the 28th day of October, 2020 by and among:
CLEAN HARBORS, INC., a Massachusetts corporation (the “U.S. Borrower”), CLEAN HARBORS INDUSTRIAL SERVICES CANADA, INC., an Alberta corporation (the “Canadian Borrower”) and EACH OTHER LOAN PARTY LISTED ON THE SIGNATURE PAGES HERETO (together with the U.S. Borrower and the Canadian Borrower, each such Person, individually, an “Existing Grantor”, and collectively, the “Existing Grantors”); and

BANK OF AMERICA, N.A., a national banking association, as administrative agent (in such capacity, the “Agent”) for its own benefit and the benefit of the other Lenders and Credit Parties in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
WITNESSETH
WHEREAS, the Agent, the U.S. Borrower and the Canadian Borrower previously entered into a certain Fifth Amended and Restated Credit Agreement dated as of November 1, 2016 (as heretofore amended, the “Existing Credit Agreement”); and
WHEREAS, in connection with the Existing Credit Agreement, the Existing Grantors executed and/or delivered to the Agent, for the benefit of the Lenders and Credit Parties named therein, among other documents, instruments and agreements, those documents, instruments and agreements set forth on Schedule I hereto (as amended, modified, supplemented or restated and in effect from time to time, the “Ancillary Loan Documents”); and
WHEREAS, the Agent, the U.S. Borrower and the Canadian Borrower have agreed to amend and restate the Existing Credit Agreement in its entirety pursuant to a certain Sixth Amended and Restated Credit Agreement of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Restated Credit Agreement”); and
WHEREAS, in connection with the execution and delivery of the Restated Credit Agreement, among other things, the Existing Grantors and the Agent desire to enter into this Agreement to set forth their respective understanding with respect to the continued effectiveness of the Ancillary Loan Documents.
NOW, THEREFORE, it is hereby agreed by and among the Existing Grantors and the Agent, for the benefit of the Lenders and the other Credit Parties, as follows:

1.Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Restated Credit Agreement, or in the Ancillary Loan Documents, as applicable.
2.General Amendment to Ancillary Loan Documents. Any and all references in the Ancillary Loan Documents to the “Credit Agreement” shall hereafter be deemed to mean and refer to the Sixth Amended and Restated Credit Agreement dated as of the date hereof by and among: (a) the U.S. Borrower, (b) the Canadian Borrower, (c) the Agent and (d) the Lenders party thereto, as amended, modified, supplemented or restated and in effect from time to time.
3.Confirmation and Ratification of Ancillary Loan Documents.
(a)Each of the Existing Grantors hereby ratifies and confirms all of the terms and conditions of, and all of the warranties and representations set forth in, each of the Ancillary Loan Documents to which it is a party, and each of the Existing Grantors acknowledges and agrees that each of the Ancillary Loan Documents (including any schedules and exhibits thereto), as amended by this Agreement, remains in full force and effect.
(b)Each of the U.S. Facility Loan Parties hereby acknowledges, confirms and agrees that the Ancillary Loan Documents to which it is a party, and any and all Collateral previously pledged to the Agent, for the benefit of the U.S. Facility Secured Parties, pursuant thereto, shall continue to guarantee or secure, as applicable, all U.S. Facility Obligations and all Canadian Facility Obligations at any time and from time to time outstanding under the Restated Credit Agreement and the Ancillary Loan Documents and any other Loan Documents, as such U.S. Facility Obligations and Canadian Facility Obligations have been, and may hereafter be, amended, restated, supplemented, increased or otherwise modified from time to time.
(c)Each of the Canadian Facility Loan Parties hereby acknowledges, confirms and agrees that the Ancillary Loan Documents to which it is a party, and any and all Collateral previously pledged to the Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to guarantee or secure, as applicable, all Canadian Facility Obligations at any time and from time to time outstanding under the Restated Credit Agreement and the Ancillary Loan Documents and any other Loan Documents, as such Canadian Facility Obligations have been, and may hereafter be, amended, restated, supplemented, increased or otherwise modified from time to time.
(d)Each of the Existing Grantors hereby acknowledges, confirms and agrees that nothing herein shall constitute a novation or accord and satisfaction with respect to the Ancillary Loan Documents or any other Loan Documents.
4.Miscellaneous.
(a)Each Existing Grantor represents and warrants that (i) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action, (ii) it has duly executed and delivered this Agreement, and (iii) this Agreement is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable requirements of law.
(b)This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument. Delivery of executed counterparts of signature pages to this Agreement by facsimile or other electronic transmission shall be effective as delivery of manually executed counterparts hereof.
(c)Each Existing Grantor hereby acknowledges and agrees that this Agreement shall constitute a “Loan Document” under the Restated Credit Agreement.
(d)This Agreement expresses the entire understanding of the parties with respect to the matters set forth herein. No prior discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof.
(e)Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.
(f)The Existing Grantors, at the Existing Grantors’ expense, shall execute such additional documents and undertake such additional actions as the Agent may reasonably request in order to more fully confirm, vest and perfect the Agent’s security interests and liens in the Collateral which is the subject of the Ancillary Loan Documents.
(g)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW AND FEDERAL LAWS RELATING TO NATIONAL BANKS).
(h)EACH EXISTING GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY (WHICH THE AGENT HEREBY ALSO WAIVES) IN ANY PROCEEDING or dispute of any kind relating in any way to THIS AGREEMENT, any OTHER Loan Document OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY); AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (II)

ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.
(i)As of the date hereof, this Agreement amends, restates and supersedes in its entirety that certain Confirmation and Ratification Agreement dated as of November 1, 2016 (as in effect immediately prior to effectiveness of this Agreement, the “Original Ratification Agreement”) between U.S. Borrower, Canadian Borrower, each other Loan Party listed on the signature pages thereto and Agent, and (ii) from and after the date hereof, the rights and obligations of the parties to the Original Ratification Agreement shall be governed by this Agreement instead.
[Signature Pages Follow]

CLEAN HARBORS, INC.

By: /s/ Michael L. Battles______________
Name:    Michael L. Battles
Title:    Executive Vice President and Chief Financial Officer

ALTAIR DISPOSAL SERVICES, LLC
BATON ROUGE DISPOSAL, LLC
BRIDGEPORT DISPOSAL, LLC
CH INTERNATIONAL HOLDINGS, LLC
CLEAN HARBORS ANDOVER, LLC
CLEAN HARBORS ARAGONITE, LLC
CLEAN HARBORS ARIZONA, LLC
CLEAN HARBORS BATON ROUGE, LLC
CLEAN HARBORS BDT, LLC
CLEAN HARBORS BUTTONWILLOW, LLC
CLEAN HARBORS CHATTANOOGA, LLC
CLEAN HARBORS CLIVE, LLC
CLEAN HARBORS COFFEYVILLE, LLC
CLEAN HARBORS COLFAX, LLC
CLEAN HARBORS DEER PARK, LLC
CLEAN HARBORS DEER TRAIL, LLC
CLEAN HARBORS DEVELOPMENT, LLC
CLEAN HARBORS DISPOSAL SERVICES, INC.
CLEAN HARBORS EL DORADO, LLC
CLEAN HARBORS ENVIRONMENTAL SERVICES, INC.
CLEAN HARBORS EXPLORATION SERVICES, INC.
CLEAN HARBORS FLORIDA, LLC
CLEAN HARBORS GRASSY MOUNTAIN, LLC
CLEAN HARBORS INDUSTRIAL SERVICES, INC.
CLEAN HARBORS KANSAS, LLC
CLEAN HARBORS KINGSTON FACILITY CORPORATION
CLEAN HARBORS LAPORTE, LLC
CLEAN HARBORS LAUREL, LLC
CLEAN HARBORS LONE MOUNTAIN, LLC
CLEAN HARBORS OF BALTIMORE, INC.
[Signature Page to Amended and Restated Confirmation and Ratification of Ancillary Documents]

(signature pages continue on next page)
CLEAN HARBORS OF BRAINTREE, INC.
CLEAN HARBORS OF CONNECTICUT, INC.
CLEAN HARBORS PECATONICA, LLC
CLEAN HARBORS RECYCLING SERVICES OF CHICAGO, LLC
CLEAN HARBORS RECYCLING SERVICES OF OHIO, LLC
CLEAN HARBORS REIDSVILLE, LLC
CLEAN HARBORS SAN JOSE, LLC
CLEAN HARBORS SAN LEON, INC.
CLEAN HARBORS SERVICES, INC.
CLEAN HARBORS SURFACE RENTALS USA, INC.
CLEAN HARBORS TENNESSEE, LLC
CLEAN HARBORS WESTMORLAND, LLC
CLEAN HARBORS WHITE CASTLE, LLC
CLEAN HARBORS WICHITA, LLC
CLEAN HARBORS WILMINGTON, LLC
CROWLEY DISPOSAL, LLC
CYN OIL CORPORATION
DISPOSAL PROPERTIES, LLC
EMERALD SERVICES, INC.
GREEN VIEW TECHNOLOGIES, INC.
GSX DISPOSAL, LLC
H2O ENVIRONMENTAL INC.
HILLIARD DISPOSAL, LLC
INDUSTRIAL SERVICE OIL COMPANY, INC.
LONESTAR WEST ENTERPRISES LLC
LONESTAR WEST SERVICES LLC
MURPHY’S WASTE OIL SERVICE INC.
ROEBUCK DISPOSAL, LLC
ROSEMEAD OIL PRODUCTS, INC.
SAFETY-KLEEN ENVIROSYSTEMS COMPANY
SAFETY-KLEEN ENVIROSYSTEMS COMPANY OF PUERTO RICO, INC.
SAFETY-KLEEN, INC.
SAFETY-KLEEN INTERNATIONAL, INC.
SAFETY-KLEEN OF CALIFORNIA, INC.
SAFETY-KLEEN SYSTEMS, INC.
SAWYER DISPOSAL SERVICES, LLC
SERVICE CHEMICAL, LLC
(signature pages continue on next page)
[Signature Page to Amended and Restated Confirmation and Ratification of Ancillary Documents]

SPRING GROVE RESOURCE RECOVERY, INC.
THE SOLVENTS RECOVERY SERVICE OF NEW JERSEY, INC.
THERMO FLUIDS INC.
TULSA DISPOSAL, LLC
VERSANT ENERGY SERVICES, INC.

By: /s/ Michael L. Battles_____________
Name:    Michael L. Battles
Title:    Executive Vice President
[Signature Page to Amended and Restated Confirmation and Ratification of Ancillary Documents]

PLAQUEMINE REMEDIATION SERVICES, LLC

By: /s/ Michael R. McDonald__________
Name:    Michael R. McDonald
Title:    President

[Signature Page to Amended and Restated Confirmation and Ratification of Ancillary Documents]

CLEAN HARBORS INDUSTRIAL SERVICES CANADA, INC.

By: /s/ Michael L. Battles________
Name:    Michael L. Battles
Title:    Executive Vice President

BCT STRUCTURES, ULC
CLEAN HARBORS CANADA, INC.
CLEAN HARBORS ENERGY AND INDUSTRIAL SERVICES CORP.
CLEAN HARBORS ENERGY AND INDUSTRIAL SERVICES LP
By: Clean Harbors Energy and Industrial Services Corp.
its General Partner
CLEAN HARBORS ENERGY AND INDUSTRIAL WESTERN LTD.
CLEAN HARBORS ENERGY SERVICES, ULC
CLEAN HARBORS EXPLORATION SERVICES LP
By: Clean Harbors Exploration Services, ULC
its General Partner
CLEAN HARBORS EXPLORATION SERVICES, ULC
CLEAN HARBORS INNU ENVIRONMENTAL SERVICES, INC.
CLEAN HARBORS LODGING SERVICES LP
By: Clean Harbors Lodging Services, ULC,
its General Partner
CLEAN HARBORS LODGING SERVICES, ULC
SERVICES ENVIRONNEMENTAUX CLEAN HARBORS MERCIER, INC./CLEAN HARBORS MERCIER, INC.
CLEAN HARBORS PRODUCTION SERVICES, ULC
SERVICES ENVIRONNEMENTAUX CLEAN HARBORS QUÉBEC, INC./CLEAN HARBORS QUÉBEC, INC.
CLEAN HARBORS SURFACE RENTALS PARTNERSHIP
By: Clean Harbors Surface Rentals, ULC,
[Signature Page to Amended and Restated Confirmation and Ratification of Ancillary Documents]

its General Partner
CLEAN HARBORS SURFACE RENTALS, ULC
ENVIROSORT INC.
GRIZZCO CAMP SERVICES, ULC
LONESTAR SYLVAN INC.
LONESTAR VACUUM INC.
LONESTAR WEST INC.
SAFETY-KLEEN CANADA INC.
SANITHERM, ULC
TRI-VAX ENTERPRISES LTD.
VERSANT ENERGY SERVICES, LP
By: Clean Harbors Industrial Services Canada, Inc.
its General Partner
VULSAY INDUSTRIES LTD.

By: /s/ Michael L. Battles____________
Name:    Michael L. Battles
Title:    Executive Vice President
[Signature Page to Amended and Restated Confirmation and Ratification of Ancillary Documents]

Agent:

BANK OF AMERICA, N.A.

By: /s/ Christopher M. O’Halloran____
Name:    Christopher M. O’Halloran
Title:     Senior Vice President

[Signature Page to Amended and Restated Confirmation and Ratification of Ancillary Documents]

Schedule I
ANCILLARY LOAN DOCUMENTS
1. The following UCC financing statements:

a.         UCC-1 #20092455977, naming Agent as the secured party and Altair Disposal Services, LLC as the debtor, originally filed on July 31, 2009 (DE);
b.     UCC-1 #20092456116, naming Agent as the secured party and Baton Rouge Disposal, LLC as the debtor, originally filed on July 31, 2009 (DE);
c.         UCC-1 #20092456249, naming Agent as the secured party and Bridgeport Disposal, LLC as the debtor, originally filed on July 31, 2009 (DE);
d.     UCC-1 #20092456322, naming Agent as the secured party and CH International Holdings, Inc. as the debtor, originally filed on July 31, 2009 (DE), as amended by UCC-3 #20094190051, changing name to CH International Holdings, LLC as the debtor, originally filed on December 31, 2009 (DE);
e.         UCC-1 #20094190002, naming Agent as the secured party and CH International Holdings, LLC as the debtor, originally filed on December 31, 2009 (DE);
f.     UCC-1 #20092474804, naming Agent as the secured party and Clean Harbors Andover, LLC as the debtor, originally filed on July 31, 2009 (DE);
g.     UCC-1 #20092457452, naming Agent as the secured party and Clean Harbors Aragonite, LLC as the debtor, originally filed on July 31, 2009 (DE);
h.     UCC-1 #20092457569, naming Agent as the secured party and Clean Harbors Arizona, LLC as the debtor, originally filed on July 31, 2009 (DE);
i.     UCC-1 #20092457692, naming Agent as the secured party and Clean Harbors Baton Rouge, LLC as the debtor, originally filed on July 31, 2009 (DE);
j.     UCC-1 #20092457718, naming Agent as the secured party and Clean Harbors BDT, LLC as the debtor, originally filed on July 31, 2009 (DE);
k.     UCC-1 #20092457775, naming Agent as the secured party and Clean Harbors Buttonwillow, LLC as the debtor, originally filed on July 31, 2009 (DE);
l.     UCC-1 #20092457825, naming Agent as the secured party and Clean Harbors Chattanooga, LLC as the debtor, originally filed on July 31, 2009 (DE);
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

m.     UCC-1 #20092457890, naming Agent as the secured party and Clean Harbors Clive, LLC as the debtor, originally filed on July 31, 2009 (DE);
n.     UCC-1 #20092457932, naming Agent as the secured party and Clean Harbors Coffeyville, LLC as the debtor, originally filed on July 31, 2009 (DE);
o.     UCC-1 #20092457965, naming Agent as the secured party and Clean Harbors Colfax, LLC as the debtor, originally filed on July 31, 2009 (DE);
p.     UCC-1 #20092458013, naming Agent as the secured party and Clean Harbors Deer Park, L.P. as the debtor, originally filed on July 31, 2009 (DE), as amended by UCC-3 #20094190358, changing name to Clean Harbors Deer Park, LLC as the debtor, originally filed on December 31, 2009 (DE);
q.     UCC-1 #20094190333, naming Agent as the secured party and Clean Harbors Deer Park, LLC as the debtor, originally filed on December 31, 2009 (DE);
r.         UCC-1 #20092458070, naming Agent as the secured party and Clean Harbors Deer Trail, LLC as the debtor, originally filed on July 31, 2009 (DE);
s.         UCC-1 #20092455035, naming Agent as the secured party and Clean Harbors Development, LLC as the debtor, originally filed on July 31, 2009 (DE);
t.          UCC-1 #20092455142, naming Agent as the secured party and Clean Harbors Disposal Services, Inc. as the debtor, originally filed on July 31, 2009 (DE);
u.     UCC-1 #20092455183, naming Agent as the secured party and Clean Harbors El Dorado, LLC as the debtor, originally filed on July 31, 2009 (DE);
v.     UCC-1 #2010011696-9, naming Agent as the secured party and River Valley Energy Services Inc. as the debtor, originally filed on May 10, 2010 (NV), as amended by UCC-3 #2010013097-1, changing name to Clean Harbors Exploration Services, Inc. as the debtor, originally filed on May 24, 2010 (NV);
w.         UCC-1 #20092455266, naming Agent as the secured party and Clean Harbors Florida, LLC as the debtor, originally filed on July 31, 2009 (DE);
x.     UCC-1 #20092455340, naming Agent as the secured party and Clean Harbors Grassy Mountain, LLC as the debtor, originally filed on July 31, 2009 (DE);
y.     UCC-1 #20094190507, naming Agent as the secured party and Clean Harbors Industrial Services, Inc. as the debtor, originally filed on December 31, 2009 (DE);
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

z.         UCC-1 #20092455381, naming Agent as the secured party and Clean Harbors Kansas, LLC as the debtor, originally filed on July 31, 2009 (DE);
aa.         UCC-1 #20092455423, naming Agent as the secured party and Clean Harbors LaPorte, L.P. as the debtor, originally filed on July 31, 2009 (DE), as amended by UCC-3 #20094190200, changing name to Clean Harbors LaPorte, LLC as the debtor, originally filed on December 31, 2009 (DE);
bb.     UCC-1 #20094190119, naming Agent as the secured party and Clean Harbors LaPorte, LLC as the debtor, originally filed on December 31, 2009 (DE);
cc.         UCC-1 #20092455449, naming Agent as the secured party and Clean Harbors Laurel, LLC as the debtor, originally filed on July 31, 2009 (DE);
dd.     UCC-1 #20092455738, naming Agent as the secured party and Clean Harbors Lone Mountain, LLC as the debtor, originally filed on July 31, 2009 (DE);
ee.         UCC-1 #20092455894, naming Agent as the secured party and Clean Harbors of Baltimore, Inc. as the debtor, originally filed on July 31, 2009 (DE);
ff.         UCC-1 #20092455969, naming Agent as the secured party and Clean Harbors of Connecticut, Inc. as the debtor, originally filed on July 31, 2009 (DE);
gg.     UCC-1 #20092456280, naming Agent as the secured party and Clean Harbors Pecatonica, LLC as the debtor, originally filed on July 31, 2009 (DE);
hh.     UCC-1 #20092454988, naming Agent as the secured party and Clean Harbors Recycling Services of Chicago, LLC as the debtor, originally filed on July 31, 2009 (DE);
ii.     UCC-1 #20092455167, naming Agent as the secured party and Clean Harbors Recycling Services of Ohio, LLC as the debtor, originally filed on July 31, 2009 (DE);
jj.     UCC-1 #20092455209, naming Agent as the secured party and Clean Harbors Reidsville, LLC as the debtor, originally filed on July 31, 2009 (DE);
kk.     UCC-1 #20092455217, naming Agent as the secured party and Clean Harbors San Jose, LLC as the debtor, originally filed on July 31, 2009 (DE);
ll.     UCC-1 #20092455258, naming Agent as the secured party and Clean Harbors Tennessee, LLC as the debtor, originally filed on July 31, 2009 (DE);
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

mm.     UCC-1 #20092455282, naming Agent as the secured party and Clean Harbors Westmorland, LLC as the debtor, originally filed on July 31, 2009 (DE);
nn.     UCC-1 #20092455290, naming Agent as the secured party and Clean Harbors White Castle, LLC as the debtor, originally filed on July 31, 2009 (DE);
oo.     UCC-1 #20092455332, naming Agent as the secured party and Clean Harbors Wilmington, LLC as the debtor, originally filed on July 31, 2009 (DE);
pp.     UCC-1 #20092455431, naming Agent as the secured party and Crowley Disposal, LLC as the debtor, originally filed on July 31, 2009 (DE);
qq.     UCC-1 #20092455506, naming Agent as the secured party and Disposal Properties, LLC as the debtor, originally filed on July 31, 2009 (DE);
rr.         UCC-1 #20092455563, naming Agent as the secured party and GSX Disposal, LLC as the debtor, originally filed on July 31, 2009 (DE);
ss.     UCC-1 #20092455845, naming Agent as the secured party and Hilliard Disposal, LLC as the debtor, originally filed on July 31, 2009 (DE);
tt.     UCC-1 #200974626110, naming Agent as the secured party and Murphy’s Waste Oil Service, Inc. as the debtor, originally filed on July 31, 2009 (MA), as amended by UCC-3 #201301148970, changing name to Murphy’s Waste Oil Service Inc. as the debtor, originally filed on January 9, 2013 (MA);
uu.     UCC-1 #20092456132, naming Agent as the secured party and Plaquemine Remediation Services, LLC as the debtor, originally filed on July 31, 2009 (DE);
vv.     UCC-1 #20092456231, naming Agent as the secured party and Roebuck Disposal, LLC as the debtor, originally filed on July 31, 2009 (DE);
ww.         UCC-1 #20092458039, naming Agent as the secured party and Sawyer Disposal Services, LLC as the debtor, originally filed on July 31, 2009 (DE);
xx.     UCC-1 #20092458112, naming Agent as the secured party and Service Chemical, LLC as the debtor, originally filed on July 31, 2009 (DE);
yy.     UCC-1 #20092458146, naming Agent as the secured party and Spring Grove Resource Recovery, Inc. as the debtor, originally filed on July 31, 2009 (DE);
zz.         UCC-1 #20092458161, naming Agent as the secured party and Tulsa Disposal, LLC as the debtor, originally filed on July 31, 2009 (DE);
aaa.     UCC-1 #200974625410, naming Agent as the secured party and Clean Harbors Environmental Services, Inc. as the debtor, originally filed on July 31, 2009 (MA);
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

bbb.     UCC-1 #200974625780, naming Agent as the secured party and Clean Harbors Kingston Facility Corporation as the debtor, originally filed on July 31, 2009 (MA);
ccc.     UCC-1 #200974625690, naming Agent as the secured party and Clean Harbors of Braintree, Inc. as the debtor, originally filed on July 31, 2009 (MA);
ddd.     UCC-1 #200974625960, naming Agent as the secured party and Clean Harbors Services, Inc. as the debtor, originally filed on July 31, 2009 (MA);
eee.     UCC-1 #200974626660, naming Agent as the secured party and Clean Harbors, Inc. as the debtor, originally filed on July 31, 2009 (MA);
fff.         UCC-1 #2011062257, naming Agent as the secured party and Clean Harbors Quebec, Inc./Services Environnementaux Clean Harbors Québec, Inc. as the debtor, originally filed on June 08, 2011 (DC);
ggg.     UCC-1 #2011062258, naming Agent as the secured party and Services Environnementaux Clean Harbors Quebéc, Inc./Clean Harbors Québec, Inc. as the debtor, originally filed on June 08, 2011 (DC);
hhh.     UCC-1 #2011062259, naming Agent as the secured party and Services Environnementaux Clean Harbors Québec, Inc. as the debtor, originally filed on June 08, 2011 (DC);
iii.         UCC-1 #2011062282, naming Agent as the secured party and Clean Harbors Quebec, Inc. as the debtor, originally filed on June 08, 2011 (DC);
jjj.         UCC-1 #2011062260, naming Agent as the secured party and Clean Harbors Mercier, Inc./Services Environnementaux Clean Harbors Mercier, Inc. as the debtor, originally filed on June 08, 2011 (DC);
kkk.     UCC-1 #2011062261, naming Agent as the secured party and Services Environnementaux Clean Harbors Mercier, Inc./Clean Harbors Mercier, Inc. as the debtor, originally filed on June 08, 2011 (DC);
lll.         UCC-1 #2011062262, naming Agent as the secured party and Services Environnementaux Clean Harbors Mercier, Inc. as the debtor, originally filed on June 08, 2011 (DC);
mmm.         UCC-1 #2011062281, naming Agent as the secured party and Clean Harbors Mercier, Inc. as the debtor, originally filed on June 08, 2011 (DC);
nnn.     UCC-1 #2011062263, naming Agent as the secured party and 510127 NB Inc. as the debtor, originally filed on June 08, 2011 (DC), as amended by UCC-3 #2018006616 changing name of debtor to Clean Harbors Canada, Inc., filed on January 19, 2018 (DC);
ooo.     UCC-1 #2011062264, naming Agent as the secured party and Airborne Imaging Inc. as the debtor, originally filed on June 08, 2011 (DC), as
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

amended by UCC-3 #2016002175 changing name of debtor to Clean Harbors Industrial Services Canada, Inc., filed on January 7, 2016 (DC);
ppp.     UCC-1 #2011062265, naming Agent as the secured party and CH Canada GP, Inc. as the debtor, originally filed on June 08, 2011 (DC); as amended by UCC-3 #2017002059 changing name of debtor to Clean Harbors Canada, Inc., filed on January 6, 2017 (DC);
qqq.     UCC-1 #2011062266, naming Agent as the secured party and CH Canada Holdings Corp. as the debtor, originally filed on June 08, 2011 (DC); as amended by UCC-3 #2017002061 changing name of debtor to CH Canada Holdings Inc., filed on January 6, 2017 (DC); as amended by UCC-3 #2017003573 changing name of debtor to Clean Harbors Canada, Inc. filed on January 10, 2017 (DC);
rrr.         UCC-1 #2011062268, naming Agent as the secured party and Clean Harbors Canada, Inc. as the debtor, originally filed on June 08, 2011 (DC);
sss.         UCC-1 #2011062270, naming Agent as the secured party and Clean Harbors Catalyst Technologies Ltd. as the debtor, originally filed on June 08, 2011 (DC), as amended by UCC-3 #2016093139 changing name to Clean Harbors Catalyst Services Ltd. as the debtor, filed on September 12, 2016 (DC), as amended by UCC-3 #2018006636 changing name of debtor to CLEAN HARBORS INDUSTRIAL SERVICES CANADA, INC., filed on January 19, 2018 (DC);
ttt.         UCC-1 #2011062273, naming Agent as the secured party and Clean Harbors Energy and Industrial Services Corp. as the debtor, originally filed on June 08, 2011 (DC);
uuu.     UCC-1 #2011062274, naming Agent as the secured party and Clean Harbors Energy and Industrial Services LP as the debtor, originally filed on June 08, 2011 (DC);
vvv.     UCC-1 #2011062275, naming Agent as the secured party and Clean Harbors Energy and Industrial Western Ltd. as the debtor, originally filed on June 08, 2011 (DC);
www.     UCC-1 #2011062276, naming Agent as the secured party and Clean Harbors Exploration Services LP as the debtor, originally filed on June 08, 2011 (DC);
xxx.     UCC-1 #2011062277, naming Agent as the secured party and Clean Harbors Exploration Services Ltd. as the debtor, originally filed on June 08, 2011 (DC), as amended by UCC-3 #2016086399 changing name to Clean Harbors Exploration Services, ULC as debtor, filed on August 24, 2016 (DC);
yyy.     UCC-1 #2011062278, naming Agent as the secured party and Clean Harbors Industrial Services Canada, Inc. as the debtor, originally filed on June 08, 2011 (DC);
zzz.     UCC-1 #2011062279, naming Agent as the secured party and Clean Harbors Lodging Services Ltd. as the debtor, originally filed on June 08,
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

2011 (DC), as amended by UCC-3 #2016086404 changing name to Clean Harbors Lodging Services, ULC as debtor, filed on August 24, 2016 (DC);
aaaa.     UCC-1 #2011062280, naming Agent as the secured party and Clean Harbors Lodging Services LP as the debtor, originally filed on June 08, 2011 (DC);
bbbb.     UCC-1 #2011062283, naming Agent as the secured party and EnviroSORT Inc. as the debtor, originally filed on June 08, 2011 (DC);
cccc.     UCC-1 #2011062286, naming Agent as the secured party and Tri-vax Enterprises Ltd. as the debtor, originally filed on June 08, 2011 (DC);
dddd.     UCC-1 #2011094173, naming Agent as the secured party and BCT Structures Inc. as the debtor, originally filed on September 14, 2011 (DC), as amended by UCC-3 #2016086408 changing name to BCT Structures, ULC as the debtor, filed on August 24, 2016 (DC);
eeee.          UCC-1 #20113195610, naming Agent as the secured party and DuraTherm, Inc. as the debtor, originally filed on August 17, 2011 (DE), as amended by UCC-3 #20165136971 changing name to Clean Harbors San Leon, Inc. as the debtor, filed August 23, 2016 (DE);
ffff.         UCC-1 #20112406281, naming Agent as the secured party and Peak Energy Services USA, Inc. as the debtor, originally filed June 22, 2011 (DE), as amended by UCC-3 #20165135627 changing name to Clean Harbors Surface Rentals USA, Inc. as the debtor, filed August 23, 2016 (DE);
gggg.     UCC-1 #2011067689, naming Agent as the secured party and Peak Energy Services Partnership as the debtor, originally filed on June 23, 2011 (DC), as amended by UCC-3 #2016086390 changing name to Clean Harbors Surface Rentals Partnership as the debtor, filed on August 24, 2016 (DC);
hhhh.     UCC-1 #2011067690, naming Agent as the secured party and Peak Energy Holdco Ltd. as the debtor, originally filed on June 23, 2011 (DC), as amended by UCC-3 #2016086401 changing name to Clean Harbors Surface Rentals Ltd. as the debtor, filed on August 24, 2016 (DC), as further amended by UCC-3 #2016086410 changing name to Clean Harbors Surface Rentals, ULC as the debtor, filed on August 24, 2016 (DC);
iiii.         UCC-1 #2011067691, naming Agent as the secured party and Sanitherm Inc. as the debtor, originally filed on June 23, 2011 (DC), as amended by UCC-3 #2016086406 changing name to Sanitherm, ULC as the debtor, filed on August 24, 2016 (DC);
jjjj.         UCC-1 #2012067582, naming Agent as the secured party and Elite Camp Services Inc. as debtor, originally filed on June 25, 2012 (DC); as amended by UCC-3 #2016113108 changing name to Clean Harbors Industrial Services Canada, Inc. (DC);
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

kkkk.     UCC-1 #2012140125, naming Agent as the secured party and Catalyst Canada Services Ltd. as debtor, originally filed on December 27, 2012 (DC); as amended by UCC-3 #2016113110 changing name to Clean Harbors Industrial Services Canada, Inc. (DC);
llll.         UCC-1 #20130026121, naming Agent as the secured party and Safety-Kleen, Inc. as debtor, originally filed on January 3, 2013 (DE);
mmmm.     UCC-1 #130000181616, naming Agent as the secured party and Safety-Kleen Systems, Inc. as debtor, originally filed on January 3, 2013 (WI);
nnnn.     UCC-1 #20130025750, naming Agent as the secured party and Safety-Kleen International, Inc. as debtor, originally filed on January 3, 2013 (DE);
oooo.     UCC-1 #13-7344031975, naming Agent as the secured party and Safety-Kleen Envirosystems Company as debtor, originally filed on January 3, 2013 (CA);
pppp.     UCC-1 #201300000134579, naming Agent as the secured party and Safety-Kleen Envirosystems Company of Puerto Rico, Inc. as debtor, originally filed on January 3, 2013 (IN);
qqqq.     UCC-1 #26300306, naming Agent as the secured party and The Solvents Recovery Service of New Jersey as debtor, originally filed on January 3, 2013 (NJ);
rrrr.         UCC-1 #2013001375, naming Agent as the secured party and Safety-Kleen Canada Inc. as debtor, originally filed on January 3, 2013 (DC);
ssss.     UCC-1 #2013001371, naming Agent as the secured party and Environnement Services Et Machineries E.S.M. Inc. as debtor, originally filed on January 3, 2013, as amended by UCC-3 #2013002367, changing name to Environnement Services Et Machinerie E.S.M. Inc. as debtor, filed on January 7, 2013 (DC), as amended by UCC-3 #2018009013, changing name Safety-Kleen Canada Inc. as the debtor, originally filed on January 25, 2018 (DC);
tttt.         UCC-1 #13-7378046190, naming Agent as the secured party and Evergreen Oil, Inc. as debtor, originally filed September 17, 2013 (CA), as amended by UCC-3 #1675433418 changing name to Safety-Kleen of California, Inc. as debtor, filed August 25, 2016 (CA);
uuuu.     UCC-1 #2014059710, naming Agent as the secured party and 677244 N.B. Inc. as debtor, originally filed on July 3, 2014 (DC); as amended by UCC-3 #2017002057 changing name of debtor to Clean Harbors Canada, Inc., filed on January 6, 2017 (DC);
vvvv.     UCC-1 #201413269200, naming Agent as the secured party and 677244 N.B. Inc. as debtor, originally filed on July 15, 2014 (MA); as amended by UCC-3 #201733780030 changing name of debtor to Clean Harbors Canada, Inc., filed on January 6, 2017 (MA);
wwww.     UCC-1 #2014107629, naming Agent as the secured party and Grizzco Camp Services Inc. as debtor, originally filed November 20, 2014 (DC),
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

as amended by UCC-3 #2016088572 changing name to Grizzco Camp Services, ULC as debtor, filed on August 30, 2016 (DC);
xxxx.     UCC-1 #20151614220, naming Agent as the secured party and Thermo Fluids Inc. as debtor, originally filed on April 15, 2015 (DE);
yyyy.     UCC-1 #2015131155, naming Agent as the secured party and Clean Harbors Energy Services, ULC as debtor, originally filed on December 29, 2015 (DC);
zzzz.     UCC-1 #2015131153, naming Agent as the secured party and Clean Harbors Production Services, ULC as debtor, originally filed on December 29, 2015 (DC);
aaaaa.         UCC-1 #2015131154, naming Agent as the secured party and Versant Energy Services, LP as debtor, originally filed on December 29, 2015 (DC);
bbbbb.     UCC-1 #20156296908, naming Agent as the secured party and Versant Energy Services, Inc. as debtor, originally filed on December 29, 2015 (DE);
ccccc.         UCC-1 #2016043020, naming Agent as the secured party and Vulsay Industries Ltd. as debtor, originally filed on May 2, 2016 (DC);
ddddd.     UCC-1 #2016059628, naming Agent as the secured party and Clean Harbors Innu Environmental Services, Inc. as debtor, originally filed on June 14, 2016 (DC);
eeeee.         UCC-1 #2016-201-6457-2, naming Agent as the secured party and Emerald Services, Inc. as debtor, originally filed on July 18, 2016 (WA);
fffff.         UCC-1 #2016-201-6456-5, naming Agent as the secured party and Emerald West, L.L.C. as debtor, originally filed on July 18, 2016 (WA);
ggggg.     UCC #2016-201-6455-8, naming Agent as the secured party and EMERALD SERVICES MONTANA LLC as debtor, originally filed on July 18, 2016 (WA);
hhhhh.     UCC-1 #16-7537173434, naming Agent as the secured party and INDUSTRIAL SERVICE OIL COMPANY, INC. as debtor, originally filed on July 18, 2016 (CA);
iiiii.         UCC-1 #1607191327130, naming Agent as the secured party and OILY WASTE PROCESSORS, INC. as debtor, originally filed on July 19, 2016 (MT);
jjjjj.         UCC-1 #0003135349, naming Agent as the secured party and ACTIVE OIL, INC. as debtor, originally filed on August 8, 2016 (CT);
kkkkk.     UCC-1 #21613827, naming Agent as the secured party and RS Used Oil Services, Inc. as debtor, originally filed on August 8, 2016 (IL);
lllll.         UCC-1 #20164786909, naming Agent as the secured party and Universal Lubricants, LLC as debtor, originally filed on August 8, 2016 (DE); as
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

amended by UCC-3 #20166793150 changing name to Clean Harbors Wichita, LLC as debtor, filed on November 3, 2016 (DE);
mmmmm.     UCC-1 #2016086396, naming Agent as the secured party and Clean Harbors Surface Rentals Partnership as debtor, originally filed on August 24, 2016 (DC);
nnnnn.     UCC-1 #20165135957, naming Agent as the secured party and Clean Harbors Surface Rentals USA, Inc. as debtor, originally filed on August 23, 2016 (DE);
ooooo.     UCC-1 #20165137193, naming Agent as the secured party and Clean Harbors San Leon, Inc. as debtor, originally filed on August 23, 2016 (DE);
ppppp.     UCC-1 #2016086400, naming Agent as the secured party and Clean Harbors Exploration Services, ULC as debtor, originally filed on August 24, 2016 (DC);
qqqqq.     UCC-1 #2016086678, naming Agent as the secured party and Clean Harbors Surface Rentals, ULC as debtor, originally filed on August 24, 2016 (DC);
rrrrr.         UCC-1 #2016086405, naming Agent as the secured party and Clean Harbors Lodging Services, ULC as debtor, originally filed on August 24, 2016 (DC);
sssss.         UCC-1 #2016086407, naming Agent as the secured party and Sanitherm, ULC as debtor, originally filed on August 24, 2016 (DC);
ttttt.         UCC-1 #2016086409, naming Agent as the secured party and BCT Structures, ULC as debtor, originally filed on August 24, 2016 (DC);
uuuuu.     UCC-1 #16-7543342277, naming Agent as the secured party and Safety-Kleen of California, Inc. as debtor, originally filed on August 25, 2016 (CA);
vvvvv.     UCC-1 #2016088571, naming Agent as the secured party and Grizzco Camp Services, ULC as debtor, originally filed on August 30, 2016 (DC);
wwwww.     UCC-1 #2016093140, naming Agent as the secured party and Clean Harbors Catalyst Services Ltd. as debtor, originally filed on September 12, 2016 (DC); as amended by UCC-3 #2018006639 changing name of debtor to CLEAN HARBORS INDUSTRIAL SERVICES CANADA, INC., filed on January 19, 2018 (DC);
xxxxx.     UCC-1 #2016111206, naming Agent as the secured party and Clean Harbors Innu Environmental Services, Inc. as debtor, originally filed on October 28, 2016 (DC);
yyyyy.     UCC-1 #17-7569740258, naming Agent as the secured party and ROSEMEAD OIL PRODUCTS, INC., Inc. as debtor, originally filed on February 3, 2017 (CA);
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

zzzzz.         UCC-1 #2017079436, naming Agent as the secured party and LONESTAR SYLVAN INC. as debtor, originally filed on July 19, 2017 (DC);
aaaaaa.     UCC-1 #2017079435, naming Agent as the secured party and LONESTAR WEST INC. as debtor, originally filed on July 19, 2017 (DC);
bbbbbb. UCC-1 #2017079438, naming Agent as the secured party and Lonestar Vacuum Inc. as debtor, originally filed on July 19, 2017 (DC);
cccccc.     UCC-1 #20181286679, naming Agent as the secured party and Veolia ES Industrial Services, Inc. as debtor, originally filed on February 23, 2018 (DE); as amended by UCC-3 #20183312135 changing name of debtor to Clean Harbors ES Industrial Services, Inc., filed on May 15, 2018 (DE);
dddddd. UCC-1 #201849547660, naming Agent as the secured party and Cyn Oil Corporation as debtor, originally filed on September 13, 2018 (MA);
eeeeee.     UCC-1 #2019019191-5, naming Agent as the secured party and H2O Environmental, Inc. as debtor, originally filed on May 31, 2019 (NV).
ffffff.         UCC-1 #20190703020683220, naming Agent as the secured party and LONESTAR WEST ENTERPRISES, LLC as debtor, originally filed on July 3, 2019 (OK).
gggggg. UCC-1 #2019023654-3, naming Agent as the secured party and LONESTAR WEST SERVICES LLC as debtor, originally filed on July 3, 2019 (NV).
hhhhhh. UCC-1 #2005140000350, naming Agent as the secured party and Green View Technologies, Inc. as debtor, originally filed on May 13, 2020 (NH).

2. The following PPSA financing statements and RPMRR Registrations:

a.PPSA Original Registration No. 11052624787 (as amended), naming Agent as the secured party and Clean Harbors Energy and Industrial Services Corp., Clean Harbors Energy and Industrial Services LP, Clean Harbors Energy and Industrial Western Ltd., Clean Harbors Exploration Services LP, Clean Harbors Exploration Services, ULC, Clean Harbors Industrial Services Canada, Inc., Clean Harbors Lodging Services, ULC, Clean Harbors Lodging Services LP, Envirosort Inc., Tri-Vax Enterprises Ltd., Clean Harbors Canada, Inc., Services Environnementaux Clean Harbors Mercier, Inc./Clean Harbors Mercier, Inc., Services Environnementaux Clean Harbors Mercier, Inc., Clean Harbors Mercier, Inc., Clean Harbors Mercier, Inc./Services Environnementaux Clean Harbors Mercier, Inc., Services Environnementaux Clean Harbors Quebec, Inc./Clean Harbors Quebec, Inc., Services Environnementaux Clean Harbors Quebec, Inc., Clean Harbors Quebec, Inc., Clean Harbors Quebec, Inc./Services Environnementaux Clean Harbors Quebec, Inc., Clean Harbors Surface Rentals Partnership, Sanitherm, ULC, BCT Structures, ULC, Versant Energy Services,
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

LP, Clean Harbors Energy Services, ULC, Clean Harbors Production Services, ULC, Grizzco Camp Services, ULC Clean Harbors Surface Rentals, ULC, Lonestar West Inc., Lonestar Sylvan Inc., Lonestar Vacuum Inc. and Safety-Kleen Canada Inc. as debtors, originally filed on May 26, 2011 (Alberta).
b.PPSA Reference File No. 670194594 (as amended), naming Agent as the secured party and Clean Harbors Energy and Industrial Services Corp., Clean Harbors Energy and Industrial Services LP, Clean Harbors Energy and Industrial Western Ltd., Clean Harbors Exploration Services LP, Clean Harbors Exploration Services, ULC, Clean Harbors Industrial Services Canada, Inc., Clean Harbors Lodging Services, ULC, Clean Harbors Lodging Services LP, Envirosort Inc., Tri-Vax Enterprises Ltd., Clean Harbors Canada LP, Clean Harbors Canada, Inc., Services Environnementaux Clean Harbors Mercier, Inc./Clean Harbors Mercier, Inc., Services Environnementaux Clean Harbors Mercier, Inc., Clean Harbors Mercier, Inc., Clean Harbors Mercier, Inc./Services Environnementaux Clean Harbors Mercier, Inc., Services Environnementaux Clean Harbors Quebec, Inc./Clean Harbors Quebec, Inc., Services Environnementaux Clean Harbors Quebec, Inc., Clean Harbors Quebec, Inc., Clean Harbors Quebec, Inc./Services Environnementaux Clean Harbors Quebec, Inc., Clean Harbors Surface Rentals Partnership, Clean Harbors Surface Rentals Ltd., Sanitherm, ULC, Clean Harbors Surface Rentals, ULC, Versant Energy Services, LP, Clean Harbors Energy Services, ULC, Vulsay Industries Ltd., Clean Harbors Production Services, ULC, Lonestar West Inc., Lonestar Sylvan Inc., Lonestar Vacuum Inc., BCT Structures, ULC, Safety-Kleen Canada Inc. and Grizzco Camp Services, ULC as debtors, originally filed on May 27, 2011 (Ontario).
c.PPSA Original Registration No. 20152351 (as amended), naming Agent as the secured party and Clean Harbors Energy and Industrial Services Corp., Clean Harbors Energy and Industrial Services LP, Clean Harbors Energy and Industrial Western Ltd., Clean Harbors Exploration Services LP, Clean Harbors Exploration Services, ULC, Clean Harbors Industrial Services Canada, Inc., Clean Harbors Lodging Services, ULC, Clean Harbors Lodging Services LP, Envirosort Inc., Tri-Vax Enterprises Ltd., Clean Harbors Canada LP, Clean Harbors Canada, Inc., Services Environnementaux Clean Harbors Mercier, Inc./Clean Harbors Mercier, Inc., Services Environnementaux Clean Harbors Mercier, Inc., Clean Harbors Mercier, Inc., Clean Harbors Mercier, Inc./Services Environnementaux Clean Harbors Mercier, Inc., Services Environnementaux Clean Harbors Quebec, Inc./Clean Harbors Quebec, Inc., Services Environnementaux Clean Harbors Quebec, Inc., Clean Harbors Quebec, Inc., Clean Harbors Quebec, Inc./Services Environnementaux Clean Harbors Quebec, Inc., Clean Harbors Surface Rentals Partnership, Clean Harbors Surface Rentals Ltd., Sanitherm, ULC, Clean Harbors Surface Rentals, ULC and Safety-Kleen Canada Inc. as debtors, originally filed on May 30, 2011 (New Brunswick).
d.PPSA Original Registration No. 18124412 (as amended), naming Agent as the secured party and Clean Harbors Energy and Industrial Services Corp., Clean
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

Harbors Energy and Industrial Services LP, Clean Harbors Energy and Industrial Western Ltd., Clean Harbors Exploration Services LP, Clean Harbors Exploration Services, ULC, Clean Harbors Industrial Services Canada, Inc., Clean Harbors Lodging Services, ULC, Clean Harbors Lodging Services LP, Envirosort Inc., Tri-Vax Enterprises Ltd., Clean Harbors Canada LP, Clean Harbors Canada, Inc., Services Environnementaux Clean Harbors Mercier, Inc./Clean Harbors Mercier, Inc., Services Environnementaux Clean Harbors Mercier, Inc., Clean Harbors Mercier, Inc., Clean Harbors Mercier, Inc./Services Environnementaux Clean Harbors Mercier, Inc., Services Environnementaux Clean Harbors Quebec, Inc./Clean Harbors Quebec, Inc., Services Environnementaux Clean Harbors Quebec, Inc., Clean Harbors Quebec, Inc., Clean Harbors Quebec, Inc./Services Environnementaux Clean Harbors Quebec, Inc., Clean Harbors Surface Rentals Partnership, Clean Harbors Surface Rentals Ltd., Sanitherm, ULC, Clean Harbors Surface Rentals, ULC and Safety-Kleen Canada Inc. as debtors, originally filed on May 30, 2011 (Nova Scotia).
e.RDPRM Registration No. 11-0385068-0003, naming Agent as the secured party and Services Environnementaux Clean Harbors Mercier, Inc. and Clean Harbors Mercier, Inc. as debtor, originally filed on May 26, 2011 (Quebec).
f.RDPRM Registration No. 11-0385068-0002, naming Agent as the secured party and Services Environnementaux Clean Harbors Quebec, Inc. and Clean Harbors Quebec, Inc. as debtor, originally filed on May 26, 2011 (Quebec).
g.PPSA Original Registration No. 808709G (as amended), naming Agent as the secured party and Clean Harbors Industrial Services Canada, Inc., Clean Harbors Canada, Inc., Grizzco Camp Services, ULC, Lonestar West Inc., Lonestar Sylvan Inc., Lonestar Vacuum Inc., Clean Harbors Production Services ULC, Clean Harbors Surface Rentals Partnership, Clean Harbors Surface Rentals, ULC and Safety-Kleen Canada Inc. as debtors, originally filed on June 21, 2012 (British Columbia).
h.PPSA Original Registration No. 300886936 (as amended), naming Agent as the secured party and Clean Harbors Industrial Services Canada, Inc., Lonestar West Inc., Lonestar Sylvan Inc., Lonestar Vacuum Inc., Clean Harbors Lodging Services LP, Clean Harbors Lodging Services, ULC, Clean Harbors Production Services, ULC and Safety-Kleen Canada Inc. as debtors, originally filed on June 21, 2012 (Saskatchewan).
i.PPSA Original Registration No. 201210732808 (as amended), naming Agent as the secured party and Clean Harbors Industrial Services Canada, Inc., Clean Harbors Canada, Inc., Lonestar West Inc., Lonestar Sylvan Inc. and Lonestar Vacuum Inc. as debtors, originally filed on June 21, 2012 (Manitoba).
j.PPSA Original Registration No. 22495030, naming Agent as the secured party and Safety-Kleen Canada Inc. as debtor, originally filed on January 4, 2013 (New Brunswick).
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

k.RDPRM Registration No. 13-008141-0001, naming Agent as the secured party and Safety-Kleen Canada Inc. as debtor, originally filed on January 8, 2013 (Quebec).
l.PPSA Original Registration No. 13011110484 (as amended), naming Agent as the secured party and Clean Harbors Industrial Services Canada, Inc. as a debtor, originally filed on January 11, 2013 (Alberta).
m.PPSA Reference File No. 716041368, naming Agent as the secured party and Vulsay Industries Ltd. as a debtor, originally filed on April 27, 2016 (Ontario).
n.PPSA Original Registration No. 14011977, naming Agent as secured party and Clean Harbors Innu Environmental Services, Inc. as a debtor, originally filed on June 13, 2016 (Newfoundland and Labrador).
o.RDPRM Registration No. 16-1158379-0001, naming Agent as the secured party and Clean Harbors Canada Inc. as a debtor, originally filed on November 25, 2016 (Quebec).
3. Second Amended and Restated Security Agreement (U.S. Domiciled Loan Parties), dated June 30, 2017, by and among Agent, Clean Harbors, Inc. and each of the subsidiaries of Clean Harbors, Inc. party thereto.
4. Supplement No. 1 to the Second Amended and Restated Security Agreement (U.S. Domiciled Loan Parties), dated February 23, 2018, by Veolia ES Industrial Services, Inc. and Agent.
5. Supplement No. 2 to the Second Amended and Restated Security Agreement (U.S. Domiciled Loan Parties), dated September 4, 2018, by Cyn Oil Corporation and Agent.
6. Supplement No. 3 to the Second Amended and Restated Security Agreement (U.S. Domiciled Loan Parties), dated May 31, 2019, by H2O Environmental, Inc. and Agent.
7. Supplement No. 4 to the Second Amended and Restated Security Agreement (U.S. Domiciled Loan Parties), dated July 3, 2019, by and among Lonestar West Enterprises, LLC, Lonestar West Services LLC and Agent.
8. Supplement No. 5 to the Second Amended and Restated Security Agreement (U.S. Domiciled Loan Parties), dated April 22, 2020, by and among Green View Technologies, Inc. and Agent.
9. Amended and Restated Security Agreement (Canadian Domiciled Loan Parties), dated November 1, 2016, by and among Agent, Clean Harbors Industrial Services Canada, Inc. and each of the subsidiaries of Clean Harbors, Inc. party thereto.
10. Supplement No. 1 to the Amended and Restated Security Agreement (Canadian Domiciled Loan Parties), dated July 19, 2017, by Lonestar West Inc., Lonestar Sylvan Inc., Lonestar Vaccum Inc., and Agent.
11. Amended and Restated Guarantee (U.S. Domiciled Loan Parties – U.S. Facility Obligations), dated November 1, 2016, by and among each U.S. Domiciled Loan Party party thereto and Agent.
12. Guarantee (U.S. Domiciled Loan Parties – U.S. Facility Obligations), dated February 3, 2017, by and among Agent and ROSEMEAD OIL PRODUCTS, INC.
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

13. Guarantee (U.S. Domiciled Loan Parties – U.S. Facility Obligations), dated February 23, 2018, by and among Agent and Veolia ES Industrial Services, Inc.
14. Guarantee (U.S. Domiciled Loan Parties – U.S. Facility Obligations), dated September 4, 2018, by and among Agent and Cyn Oil Corporation.
15. Guarantee (U.S. Domiciled Loan Parties – U.S. Facility Obligations), dated May 31, 2019, by and among Agent and H2O Environmental, Inc.
16. Guarantee (U.S. Domiciled Loan Parties – U.S. Facility Obligations), dated July 3, 2019, by and among Agent, Lonestar West Enterprises, LLC and Lonestar West Services LLC.
17. Guarantee (U.S. Domiciled Loan Parties – U.S. Facility Obligations), dated April 22, 2020, by and among the Agent and Green View Technologies, Inc.
18. Amended and Restated Guarantee (U.S. Domiciled Loan Parties – Canadian Facility Obligations), dated November 1, 2016, by and among each U.S. Domiciled Loan Party party thereto and Agent.
19. Guarantee (U.S. Domiciled Loan Parties – Canadian Facility Obligations), dated February 3, 2017, by and among Agent and ROSEMEAD OIL PRODUCTS, INC.
20. Guarantee (U.S. Domiciled Loan Parties – Canadian Facility Obligations), dated February 23, 2018, by and among Agent and Veolia ES Industrial Services, Inc.
21. Guarantee (U.S. Domiciled Loan Parties – Canadian Facility Obligations), dated September 4, 2018, by and among Agent and Cyn Oil Corporation.
22. Guarantee (U.S. Domiciled Loan Parties – Canadian Facility Obligations), dated May 31, 2019, by and among Agent and H2O Environmental, Inc.
23. Guarantee (U.S. Domiciled Loan Parties – Canadian Facility Obligations), dated July 3, 2019, by and among Agent, Lonestar West Enterprises, LLC and Lonestar West Services LLC.
24. Guarantee (U.S. Domiciled Loan Parties – Canadian Facility Obligations), dated April 22, 2020, by and among Agent and Green View Technologies, Inc.
25. Amended and Restated Guarantee (Canadian Domiciled Loan Parties – Canadian Facility Obligations), dated November 1, 2016, by and among each Canadian Domiciled Loan Party thereto and Agent.
26. Guarantee (Canadian Domiciled Loan Parties – Canadian Facility Obligations), dated July 19, 2017, by and among Lonestar West Inc., Lonestar Sylvan Inc., Lonestar Vaccum Inc. and Agent.
27. Deed of Hypothec dated May 26, 2011, by and among Services Environnementaux Clean Harbors Mercier, Inc./Clean Harbors Mercier, Inc. and Agent.
28. Deed of Hypothec dated May 26, 2011, by and among Services Environnementaux Clean Harbors Quebec, Inc./Clean Harbors Quebec, Inc. and Agent.
29. Deed of Hypothec dated January 7, 2013, by and among Environnement Services Et Machinerie E.S.M. Inc. and Agent.
30. Deed of Hypothec dated November 25, 2016, among Clean Harbors Canada, Inc. and Agent.
31. Deposit Account Control Agreement dated May 31, 2011, entered into by and among Clean Harbors Environmental Services, Inc. as “Company”, Agent as “Agent” and Bank of America, N.A. as “Bank” (account ending -0025).
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

32. Blocked Accounts Agreement dated May 31, 2011, entered into by and among Clean Harbors Canada, Inc. as “Customer”, Agent as “Secured Party” and The Toronto-Dominion Bank as “TD Bank” (accounts ending -6124 and -3178).
33. Blocked Account Control Agreement (“Shifting Control”) dated November 30, 2016, entered into by and among Safety-Kleen Canada, Inc. as Company, Agent as “Agent”, and JPMorgan Chase Bank, N.A., as “Depositary” (account ending -7101).
34. Deposit Account Control Agreement effective as of October 1, 2017, entered into by and among Clean Harbors, Inc., as Debtor, Agent as “First Lien Agent”, Goldman Sachs Lending Partners LLC as “Second Lien Agent”, and Citizens Bank, National Association as “Citizens” (account ending -2505).
35. Blocked Account Control Agreement (“Shifting Control”) dated November 14, 2017, entered into by and among Safety-Kleen Systems, Inc. as Company, Agent as “First Lien Agent”, Goldman Sachs Lending Partners LLC as “Second Lien Agent”, and JPMorgan Chase Bank, N.A., as “Depositary” (accounts ending -0672, 1591, -7527 and -7535).
36. Confirmation and Ratification Agreement, dated November 10, 2016, by and among Agent, Clean Harbors, Inc., Clean Harbors Industrial Services Canada, Inc. and Clean Harbors Wichita, LLC.
37. Acknowledgment and Confirmation, dated January 1, 2017, by and among Clean Harbors Canada, Inc. and Agent.
38. Subordination of Landlord’s Lien, dated as of December 1, 2016, by and among TOWER 2600 PROPERTY OWNER LLC, Agent and Safety-Kleen Systems, Inc. (for the leased premises at 2600 North Central Expressway, Suites 100, 200, 300 and 400, Richardson, Texas).
39. Landlord’s Subordination of Lien, dated as of January 23, 2017, by and among ABP Borrower Inc., Clean Harbors Environmental Services, Inc., and Agent (for the leased premises at 42 Longwater Drive, Norwell, Massachusetts).
40. Grant of Security Interest in Trademark Rights, dated as of June 30, 2017, by and among Agent and each of the Grantors (as defined therein) party thereto.
41. Grant of Security Interest in Patent Rights, dated as of June 30, 2017, by and among Agent and each of the Grantors (as defined therein) party thereto.
42. Grant of Security Interest in Copyright Rights, dated as of June 30, 2017, by and among Agent and each of the Grantors (as defined therein) party thereto.
43. Intercreditor Agreement, dated as of June 30, 2017, by and among Clean Harbors, Inc., the subsidiaries of Clean Harbors, Inc. from time to time party thereto, Agent, and Goldman Sachs Lending Partners LLC, as agent under the Term Loan Agreement (as defined therein).
44. Acknowledgement and Confirmation, dated as of January 12, 2018, by and among Clean Harbors Industrial Services Canada, Inc. and Clean Harbors Canada, Inc.
45. Acknowledgment and Confirmation, dated as of February 15, 2018, by Safety-Kleen Canada Inc.
46. Grant of Security Interest in Trademark Rights, dated as of February 23, 2018, by and among Agent and Veolia ES Industrial Services, Inc.
47. Grant of Security Interest in Patent Rights, dated as of February 23, 2018, by and among Agent and Veolia ES Industrial Services, Inc.
Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents

48. Grant of Security Interest in Copyright Rights, dated as of February 23, 2018, by and among Agent and Veolia ES Industrial Services, Inc.
49. Grant of Security Interest in Trademark Rights, dated as of July 19, 2018, by and among Agent and Safety-Kleen Systems, Inc.
50. Grant of Security Interest in Trademark Rights, dated as of September 4, 2018, by and among Agent and Cyn Oil Corporation.

Schedule I to Amended and Restated Confirmation and Ratification of Ancillary Loan Documents